UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

CHAPARRAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38602	73-1590941
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Cedar Lake Boulevard Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 478-8770

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CHAP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 (this “Form 8-K/A”) relates to Chaparral Energy Inc.’s Current Report on Form 8-K (SEC Accession No. 0001193125-19-324234) filed with the Securities and Exchange Commission on December 27, 2019 (the “Original Form 8-K”). This Form 8-K/A is being filed to correct typographical errors relating to (i) the number of shares of restricted common stock held by a resigning director that became vested at the time of his resignation and (ii) the number of such shares that remained unvested and were forfeited at such time. Capitalized terms used but not defined in this Explanatory Note have the respective meanings set forth in the Original Form 8-K.

This Form 8-K/A amends and restates in their entirety the first paragraph under the heading “Supplemental Compensation Arrangements for Certain Non-Employee Directors; Designated Independent Director Compensation” in Item 5.02 of the Original Form 8-K, in the manner set forth immediately following this paragraph. No other changes are made to the Original Form 8-K by this Form 8-K/A.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Supplemental Compensation Arrangements for Certain Non-Employee Directors; Designated Independent Director Compensation

In recognition of Matthew Cabell’s voluntary resignation from the Board in order to facilitate the corporate governance changes contemplated by the Amended SVP Agreement, the Compensation Committee and the Board (with Mr. Cabell recusing himself) accelerated the vesting of the two tranches of restricted stock awards that would have become vested if Mr. Cabell had remained a director until the 2020 Annual Meeting. As a result, a total of 10,000 unvested restricted stock units and 6,044 restricted shares became vested at the Effective Time. After this acceleration of vesting, none of Mr. Cabell’s prior equity grants remained unvested. Furthermore, Mr. Cabell will receive the director and committee fees he would have received for the full fourth quarter of 2019, even though his resignation became effective on December 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPARRAL ENERGY, INC.

Dated: January 6, 2020	By:	/s/ Justin Byrne
	Name: Title:	Justin Byrne Vice President and General Counsel